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                            SCHEDULE 14A INFORMATION

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                        CB Richard Ellis Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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The following is the text of a press release by CB Richard Ellis, Inc., a subsidiary of CB Richard Ellis Services, Inc., on May 23, 2001:

                                   [CB RICHARD ELLIS LOGO]

PRESS RELEASE
                                                CB Richard Ellis, Inc.
                                                North American Headquarters
                                                200 North Sepulveda
                                                Suite 300
                                                El Segundo, CA 90245
                                                T  310 563 8600
                                                F  210 563 8670
                                                www.cbre.com


FOR IMMEDIATE RELEASE -- 23 May 2001

For further information:
Joseph Fitzpatrick
Executive Vice President
CB Richard Ellis
213-683-4317

CB RICHARD TO IMPLEMENT COST REDUCTION PROGRAMS

COMPANY EXPECTS TO REALIZE $35-$40 MILLION IN OPERATIONAL SAVINGS FOR FISCAL YEAR 2001

Los Angeles, CA (23 May 2001)
CB Richard Ellis, Inc. (NYSE:CBG) today announced it will implement programs expected to reduce budgeted expenses for the remainder of 2001 by approximately $35 to $40 million, excluding one-time severance costs. The cost-reduction initiatives are being implemented effective immediately as a result of a recent decline in revenues congruent with the overall decline of commercial real estate activity. Operational savings will be the result of targeted reductions in workforce, reduced senior management bonus compensation, continued streamlining of back-office operations as well as cuts in areas of budgeted, discretionary operating expense across the organization. Work force reductions are expected to be completed in the third quarter.

"In the latter part of the first quarter of 2001, our business was adversely affected by a slowdown in the U.S. economy in general, and certain local and regional U.S. economies in particular, which have led to deteriorating commercial real estate market conditions," said Ray Wirta, Chief Executive Officer of CB Richard Ellis.

The company noted first quarter results reflecting a strong January followed by a slowdown in U.S. sales activities beginning in February and a slowdown in U.S. lease activities beginning in March. Revenues for Europe and Asia were also lower than expected. Weakened sales and lease activity continued into the second quarter with preliminary internal figures indicating operating results for April 2001 as considerably below operating results for both the month of April 2000 and the month of March 2001.

The company's reduction in work force combined with a hiring freeze is expected to yield a savings of approximately $8 million to $10 million in 2001. Initiatives focused on streamlining of back-office operations and reductions in discretionary expense, as well as a decrease in senior management bonuses as a result of weakened sales, are expected to result in approximately $7 to $10 million and approximately $20 million of realized savings in 2001, respectively.



                                    -more-

CB Richard Ellis Press Release
23 May 2001


Said Wirta, "Our organization remains highly responsive to changing market conditions. As with past expense control initiatives, we are confident that these results will achieve our desired intent."


ABOUT CB RICHARD ELLIS

CB RICHARD ELLIS (NYSE:CBG) IS THE WORLD'S LEADING REAL ESTATE SERVICES COMPANY. HEADQUARTERED IN LOS ANGELES WITH 10,000 EMPLOYEES WORLDWIDE, THE COMPANY SERVES REAL ESTATE OWNERS, INVESTORS AND OCCUPIERS THROUGH NEARLY 250 OFFICES IN 44 COUNTRIES. SERVICES INCLUDE PROPERTY SALES AND LEASING, PROPERTY MANAGEMENT, CORPORATE SERVICES, FACILITIES MANAGEMENT, COMMERCIAL MORTGAGE SERVICES, INVESTMENT MANAGEMENT, APPRAISAL/VALUATION, RESEARCH AND CONSULTING. CB RICHARD ELLIS HAD 2000 REVENUES OF $1.3 BILLION. FOR MORE INFORMATION ABOUT CB RICHARD ELLIS, VISIT THE COMPANY'S WEBSITE AT www.cbre.com.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS CONCERNING EXPECTATIONS FOR FUTURE COST REDUCTIONS AND EARNINGS PERFORMANCE. THESE STATEMENTS REFLECT THE COMPANY'S CURRENT PLANS AND EXPECTATIONS AND ARE BASED ON INFORMATION CURRENTLY AVAILABLE TO IT. THEY RELY ON A NUMBER OF ASSUMPTIONS AND ESTIMATES, WHICH COULD PROVE TO BE INACCURATE, AND WHICH ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO VARY MATERIALLY FROM THE RESULTS ANTICIPATED. CB RICHARD ELLIS UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE QUALIFIED BY REFERENCE TO THE COMPANY'S 2000 ANNUAL REPORT AND FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q.

CB RICHARD ELLIS FILED A PRELIMINARY PROXY STATEMENT REGARDING ITS PROPOSED MERGER WITH BLUM CB CORP. ON APRIL 12, 2001, AND WILL FILE A DEFINITIVE PROXY STATEMENT REGARDING THE MERGER WHEN IT IS AVAILABLE. INFORMATION REGARDING THE IDENTITY OF PERSONS WHO, UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION, MAY BE CONSIDERED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF CB RICHARD ELLIS, AND THOSE PERSONS' HOLDINGS OF SECURITIES OF CB RICHARD ELLIS, ARE INCLUDED IN THE PRELIMINARY PROXY STATEMENT. STOCKHOLDERS OF CB RICHARD ELLIS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER WHEN IT IS AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. COPIES OF THE PROXY STATEMENTS AND RELATED RULE 13e-3 TRANSACTION STATEMENT ON
SCHEDULE 13E-3 MAY BE OBTAINED FOR FREE AT THE SECURITIES AND EXCHANGE COMMISSION WEB SITE AT www.sec.gov. THESE DOCUMENTS MAY ALSO BE OBTAINED FOR FREE FROM CB RICHARD ELLIS. REQUESTS FOR COPIES SHOULD BE DIRECTED TO CB RICHARD ELLIS SERVICES, INC., 505 MONTGOMERY ST., SIXTH FLOOR, SAN FRANCISCO, CALIF. 94111, ATTENTION: WALTER STAFFORD, SECRETARY.

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